               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

              BRISTOL-MYERS SQUIBB COMPANY
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                     [Logo] Bristol-Myers Squibb Company

                                                                  March 16, 2001

           NOTICE OF
         2001 ANNUAL
         MEETING AND
     PROXY STATEMENT

TUESDAY, MAY 1, 2001
        AT 9:45 A.M.
       HOTEL DU PONT
     11TH AND MARKET
             STREETS
          WILMINGTON
            DELAWARE

                        DEAR FELLOW STOCKHOLDER:

                        You are cordially invited to attend the Annual Meeting of Stockholders of Bristol-Myers Squibb
                        Company at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, May 1,
                        2001, at 9:45 a.m.

                        This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement
                        describes the business to be transacted at the meeting and provides other information about the company that you should know when you vote your shares.

                        The principal business of the Annual Meeting will be the election of directors, ratification of the appointment of the independent accountants, and consideration of two stockholder proposals. We will also review the status of the company's business at the meeting.

                        Last year, over 82% of the outstanding shares were represented at the Annual Meeting. It is important that your shares be represented whether or not you attend the meeting. Registered stockholders can vote their shares via the Internet or by using a toll-free telephone number.
                        Instructions for using these convenient services appear on the proxy card. You can also vote your shares by marking your votes on the proxy card, signing and dating it and mailing it promptly using the envelope provided. Proxy votes are tabulated by an independent agent and reported at the
                        Annual Meeting. The tabulating agent maintains the confidentiality of the proxies throughout the voting process.

                        Admission to the Annual Meeting will be by ticket only. If you are a registered stockholder planning to attend the meeting, please check the appropriate box on the proxy card and retain the bottom portion of the card as your admission ticket. If your shares are held through an intermediary such as a bank or broker, follow the instructions in the Proxy Statement to obtain a ticket.

                        We have provided space on the proxy card for comments from our registered stockholders. We urge you to use it to let us know your feelings about the company or to bring a particular matter to our attention. If you hold your shares through an intermediary, please feel free to write directly to us.



CHARLES A. HEIMBOLD, JR.                          PETER R. DOLAN
CHARLES A. HEIMBOLD, JR.                          PETER R. DOLAN
Chairman and Chief Executive Officer              President and Chief Executive
                                                  Officer - Designate

                     [Logo] Bristol-Myers Squibb Company

                                345 PARK AVENUE
                         NEW YORK, NEW YORK 10154-0037

                      ------------------------------------
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                      ------------------------------------

    Notice is hereby given that the Annual Meeting of Stockholders will be held at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, May 1, 2001, at 9:45 a.m. for the following purposes as set forth in the accompanying Proxy Statement:

        to elect directors;

        to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2001;

        to consider and vote upon two stockholder proposals, and

        to transact such other business as may properly come before the meeting or any adjournments thereof.

    Holders of record of the company's Common and Preferred Stock at the close of business on March 5, 2001, will be entitled to vote at the meeting.

                                    By Order of the Board of Directors


                                   SANDRA LEUNG
                                   SANDRA LEUNG
                                    Secretary

Dated: March 16, 2001

                             YOUR VOTE IS IMPORTANT

      REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

      IF YOU DO NOT ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, YOUR VOTE WILL NOT BE COUNTED UNLESS A PROXY REPRESENTING YOUR SHARES IS PRESENTED AT THE MEETING.

      TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE VOTE IN ONE OF THESE WAYS:

           (1) GO TO THE WEBSITE SHOWN ON YOUR PROXY CARD AND VOTE VIA THE INTERNET;

                                         OR

           (2) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON YOUR PROXY CARD (THIS CALL IS TOLL-FREE IN THE UNITED STATES);

                                         OR

           (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE.

      IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE BY BALLOT.

                          CONSENT TO ELECTRONIC ACCESS

      YOU MAY CONSENT TO VIEW FUTURE COPIES OF OUR ANNUAL REPORTS AND PROXY STATEMENTS ONLINE INSTEAD OF RECEIVING COPIES IN THE MAIL. WITH YOUR CONSENT, WE WILL PROVIDE YOU WITH THE INTERNET ADDRESS TO ACCESS THESE DOCUMENTS EACH YEAR ON YOUR PROXY CARD. TO GIVE YOUR CONSENT, PLEASE FOLLOW THE PROMPTS WHEN YOU VOTE BY INTERNET OR BY TELEPHONE. IF YOU ARE CASTING YOUR VOTE BY PROXY CARD, JUST CHECK THE APPROPRIATE BOX ON THE CARD. ONCE YOU GIVE YOUR CONSENT, IT WILL BE IN EFFECT EVERY YEAR UNTIL YOU INFORM THE COMPANY OTHERWISE.

                     [LOGO] Bristol-Myers Squibb Company

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ANNUAL MEETING AND PROXY SOLICITATION INFORMATION ..........    1
    Annual Meeting Admission ...............................    1
    Stockholders Entitled to Vote ..........................    1
    Proxies and Voting .....................................    1
    Other Information ......................................    3
VOTING SECURITIES AND PRINCIPAL HOLDERS ....................    3
    Section 16(a) Beneficial Ownership Reporting
     Compliance ............................................    4
BOARD OF DIRECTORS .........................................    5
    Meetings of the Board ..................................    5
    Committees of the Board ................................    5
      Audit Committee Report ...............................    6
    Compensation of Directors ..............................    8
    Directors and Nominees .................................    9
COMPENSATION AND BENEFITS ..................................   14
    Compensation and Management Development Committee Report
     on Executive Compensation..............................   14
      Compensation Philosophy and Practices ................   15
      Components of Executive Compensation .................   15
      CEO Compensation .....................................   17
      Deductibility of Compensation Over $1 Million ........   18
    Executive Officer Compensation Tables and Notes ........   18
      Summary Compensation Table ...........................   19
      Option/SAR Grants in the Last Fiscal Year ............   21
      Aggregated Option/SAR Exercises in the Last Fiscal
       Year and Fiscal Year-End Option/SAR Values ..........   22
    Performance Graph ......................................   23
    Pension Benefits .......................................   24
    Employment Agreements and Change in Control
     Arrangements ..........................................   24
PROPOSALS TO BE VOTED UPON..................................   26
    Proposal 1  --  Election of Directors ..................   26
    Proposal 2  --  Appointment of Independent
     Accountants ...........................................   26
    Proposal 3  --  Stockholder Proposal Relating to Annual
     Election of Directors .................................   27
    Proposal 4  --  Stockholder Proposal Relating to a
     Policy of Price Restraint .............................   28
ADVANCE NOTICE PROCEDURES ..................................   30
2002 PROXY PROPOSALS .......................................   30
    APPENDIX A  --  Audit Committee Charter ................  A-1

               ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on May 1, 2001.

    This Proxy Statement is being sent to all stockholders of record as of the close of business on March 5, 2001 for delivery beginning March 16, 2001. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report should not be deemed to be part of the Proxy Statement.

ANNUAL MEETING ADMISSION

    Attendance at the Annual Meeting will be limited to stockholders as of the record date, their authorized representatives and guests of the company. Admission will be by ticket only. If you are a registered stockholder (your shares are held in your name) and plan to attend the meeting, please vote your proxy and detach your Annual Meeting ticket from the bottom portion of the proxy card. If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record), and plan to attend the meeting, you can obtain an admission ticket in advance by writing to Stockholder Services, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154. Please be sure to enclose proof of ownership such as a bank or brokerage account statement. Stockholders who do not obtain tickets in advance may obtain them upon verification of ownership at the Registration Desk on the day of the meeting. Tickets may be issued to others at the discretion of the company.

    The Hotel duPont is accessible to disabled persons and, upon request, wireless headsets for hearing amplification will be provided.

STOCKHOLDERS ENTITLED TO VOTE

    Holders of record of the company's $0.10 par value Common Stock and $2.00 Convertible Preferred Stock at the close of business on March 5, 2001 will be entitled to vote at the 2001 Annual Meeting. Each share is entitled to one vote on each matter properly brought before the meeting. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.

PROXIES AND VOTING

    If you are a registered stockholder, you can simplify your voting and save the company expense by voting via the Internet or calling the toll-free number listed on the proxy card. Internet and telephone voting information is provided on the proxy card. A control number, located on the lower right of the proxy card, is designated to verify a stockholder's identity and allow the stockholder to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the Internet or by telephone, please do not return a signed proxy card.

    If you choose to vote by mail, mark your proxy card enclosed with the Proxy Statement, date and sign it, and mail it in the postage-paid envelope. The shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for each proposal on the proxy card.

    If you are a beneficial stockholder, you must provide instructions on voting to your nominee holder.

    For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of directors, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2001 and AGAINST the two stockholder proposals.

    The Board of Directors of Bristol-Myers Squibb knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

    A plurality of the votes cast at the meeting is required to elect directors. The affirmative vote of a majority of the shares of stock present in person or by proxy is required for ratification of the appointment of PricewaterhouseCoopers LLP ('PwC') as independent accountants for 2001 and for the adoption of the two stockholder proposals.

    In accordance with the laws of the State of Delaware and the company's Restated Certificate of Incorporation and Bylaws (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes 'FOR all nominees,' 'WITHHELD for all nominees' or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes 'FOR,' 'AGAINST' or 'ABSTAIN' on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote; broker non-votes are not counted.

    If you are a registered stockholder and wish to give your proxy to someone other than the Directors' Proxy Committee, you may do so by crossing out the names of all three Proxy Committee members appearing on the proxy card and inserting the name of another person. The signed card must be presented at the meeting by the person you have designated on the proxy card. You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (i) by giving timely written notice of the revocation to the Secretary of the company; (ii) by executing and delivering a proxy with a later date; or (iii) by voting in person at the meeting.

    If you are a beneficial holder and wish to vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

    Tabulation of proxies and the votes cast at the meeting is conducted by an independent agent and certified to by independent inspectors of election. Any information that identifies the stockholder or the particular vote of a stockholder is kept confidential.

OTHER INFORMATION

    Employees of the company may solicit proxies on behalf of the Board of Directors through the mail, in person, and by telecommunications. The cost thereof will be borne by the company. In addition, management has retained Georgeson Shareholder Communications Inc. to assist in soliciting proxies for a fee of $25,000, plus reasonable out-of-pocket expenses. The company will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

    At the close of business on March 5, 2001, there were 1,949,674,068 shares of $0.10 par value Common Stock and 9,702 shares of $2.00 Convertible Preferred Stock outstanding and entitled to vote.

    The following table sets forth, as of February 1, 2001, beneficial ownership of shares of Common Stock of the company by each director, each of the named executive officers and all directors and officers as a group. None of these individuals beneficially owns greater than 1% of the outstanding Common Shares nor any Preferred Shares.

    Unless otherwise noted, such shares are owned directly or indirectly with sole voting and investment power.

                                                       COMMON      DEFERRED
                                     TOTAL             SHARES       COMMON
                                     SHARES         AQUIRABLE IN     SHARE
              NAME                  OWNED(a)         60 DAYS(b)    UNITS(c)
              ----                 ----------       ------------   ---------
R. E. Allen......................      89,908           29,625       54,415
L. B. Campbell...................       6,400              625        3,665
V. D. Coffman....................       9,522(d)         2,625        6,825
P. R. Dolan......................     490,547          299,625            0
E. V. Futter.....................      35,788           25,625        6,387
L. V. Gerstner, Jr. .............      67,586           22,625       14,761(e)
L. H. Glimcher, M.D. ............       8,150            2,625        5,525
C. A. Heimbold, Jr. .............   4,723,451(f)     3,173,550            0
L. Johansson.....................       5,665              625        3,040
R. J. Lane.......................     374,967          294,625            0
J. L. McGoldrick.................     749,390          726,000            0
M. F. Mee........................     434,137(g)       113,500            0
J. D. Robinson III...............      52,691           25,625        6,866
L. W. Sullivan, M.D. ............      29,751(h)        21,625        7,674
K. E. Weg........................   1,791,113        1,672,934            0
All Directors and Officers
  as a Group.....................  11,787,810(i)     8,408,548      109,158

                                                        (footnotes on next page)

(footnotes from previous page)

 (a) includes direct and indirect ownership of shares, stock options that are currently exercisable and deferred common share units.

 (b) includes stock options that are currently exercisable and stock options that will be exercisable within 60 days.

 (c) amounts credited to directors' accounts in the 1987 Deferred Compensation Plan for Non-Employee Directors as deferred common share units which are valued according to the market value and stockholder return on equivalent shares of Common Stock.

 (d) includes 72 shares held by a family living trust over which neither Dr. Coffman nor his wife exercise voting nor investment power.

 (e) includes 5,742 deferred common share units credited to Mr. Gerstner's account in the Squibb Corporation Deferred Plan for Fees of Outside Directors which are valued according to the market value and stockholder return on equivalent shares of Common Stock.

 (f) includes 5,000 shares held by Mr. Heimbold's wife over which he exercises shared voting and investment power and also includes 78,438 shares owned by a family charitable foundation over which Mr. Heimbold exercises shared voting and investment power. Mr. Heimbold disclaims beneficial ownership of the shares owned by the family charitable foundation.

 (g) includes 550 shares held by one of Mr. Mee's children over which he exercises shared voting and investment power.

 (h) includes 452 shares owned jointly by Dr. Sullivan and his wife over which he exercises shared voting and investment power.

 (i) includes 24,428 shares and 300 stock options held by other executive officers' immediate family members over which the executive officers share voting and investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) of the Securities Exchange Act of 1934, the company's directors, executive officers and the beneficial holders of more than 10% of the company's Common Stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our records and other information, the company believes that during 2000 all applicable Section 16(a) filing requirements were met except for the inadvertent failure to report six open-market transactions in the company's Common Stock by a director, Dr. Vance Coffman. The transactions which were undertaken by a family living trust, through two separate managed trading accounts, resulted in the failure to file three Form 4s. These transactions were subsequently reported on a Form 5 timely filed for 2000.

                               BOARD OF DIRECTORS

    The business of the company is managed under the direction of the Board of Directors. It has responsibility for establishing broad corporate policies and for the overall performance of the company. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of the company's business through regular written reports and analyses and discussions with the Chairman and other officers of the company.

MEETINGS OF THE BOARD

    The Board meets on a regularly scheduled basis during the year to review significant developments affecting the company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. In 2000, there were eight regular meetings and one special meeting of the Board. The average aggregate attendance of Directors at Board and Committee meetings was over 99%. No director attended fewer than 94% of the aggregate of the total of Board and Committee meetings during the periods he or she served.

    From time to time the company establishes special councils to address certain issues. Composition of such councils includes non-employee directors and senior executives from the company. During 2000, there was one council meeting.

COMMITTEES OF THE BOARD

    The company's Bylaws specifically provide for an Audit Committee and an Executive Committee. The company's Bylaws also authorize the establishment of additional committees of the Board and, under this authorization, the Board of Directors has established the Committee on Directors and Corporate Governance and the Compensation and Management Development Committee. The Board has appointed individuals from among its members to serve on these four committees. The membership of these four committees, with the exception of the Executive Committee, is composed entirely of non-employee directors.

    In 2000, the committees of the Board held a total of ten meetings: the Audit Committee met three times, the Compensation and Management Development Committee met five times and the Committee on Directors and Corporate Governance met two times. There were no meetings of the Executive Committee in 2000. From time to time the Board of Directors establishes special committees to address certain issues. Composition of such committees depends upon the nature of the issue being addressed.

    The table below provides membership information for each Board committee.

                                                DIRECTORS AND   COMPENSATION &
                                                  CORPORATE       MANAGEMENT
                 NAME                   AUDIT    GOVERNANCE      DEVELOPMENT     EXECUTIVE
                 ----                   -----    ----------      -----------     ---------
R.E. Allen............................    X           X*                             X
L.B. Campbell.........................                X               X
V.D. Coffman..........................    X*                          X
E.V. Futter...........................    X           X
L.V. Gerstner, Jr. ...................                X                              X
L.H. Glimcher, M.D. ..................    X           X
L. Johansson..........................    X           X
C.A. Heimbold, Jr. ...................                                               X*
J.D. Robinson III.....................                X               X*             X
L.W. Sullivan, M.D. ..................    X                           X

---------
* Chair

AUDIT COMMITTEE

    The duties of the Audit Committee are (a) to recommend to the Board of Directors a firm of independent accountants to perform the examination of the annual financial statements of the company; (b) to review with the independent accountants and with the Controller the proposed scope of the annual audit, past audit experience, the company's internal audit program, recently completed internal audits and other matters bearing upon the scope of the annual audit;
(c) to review with the independent accountants and with the Controller significant matters revealed in the course of the audit of the annual financial statements of the company; (d) to review on a regular basis whether the company's Standards of Business Conduct and Corporate Policies relating thereto has been communicated by the company to all key employees of the company and its subsidiaries throughout the world with a direction that all such key employees certify that they have read, understand and are not aware of any violation of the Standards of Business Conduct; (e) to review with the Controller any suggestions and recommendations of the independent accountants concerning the internal control standards and accounting procedures of the company; (f) to meet on a regular basis with a representative or representatives of the Internal Audit Department of the company and to review the Internal Audit Department's Reports of Operations; and (g) to report its activities and actions to the Board at least once each fiscal year.

    The Board of Directors has adopted a written charter for the Audit committee. A copy of the Audit Committee charter is attached as Appendix 'A' to this Proxy Statement.

AUDIT COMMITTEE REPORT

    The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the company specifically incorporates this Report by reference therein.

    The Audit Committee is responsible for overseeing and monitoring the quality of the company's accounting and auditing practices. Management is responsible for planning and conducting audits and ensuring that the company's financial statements are prepared in accordance with generally accepted accounting principles.

    In this context, the Committee has met and held discussions with management and the independent accountants. Management has represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    Further, the Audit Committee has received written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1, as amended to date, and has discussed with the independent accountants their independence from management. The Committee has also considered whether the independent accountants' provision of information technology and other non-audit services is compatible with the auditors' independence.

    Based on the review and discussion described above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended, subject to stockholder ratification, the selection of the company's independent accountants.

    The Committee has also confirmed there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member's ability to act independently.

The Audit Committee

             Vance D. Coffman, Chair
             Robert E. Allen
             Ellen V. Futter
             Laurie H. Glimcher, M.D.
             Leif Johansson
             Louis W. Sullivan, M.D.

COMMITTEE ON DIRECTORS AND CORPORATE GOVERNANCE

    The duties of the Committee on Directors and Corporate Governance include
(a) screening and recommending candidates for the Board of Directors of the company; (b) recommending the term of office for directors; (c) recommending retirement policies for non-employee directors and remuneration for non-employee directors; (d) recommending the desirable ratio of employee directors to non-employee directors; (e) reviewing the format of Board meetings and making recommendations for the improvement of such meetings; (f) recommending the nature and duties of committees of the Board; and (g) considering matters of corporate social responsibility and matters of significance in areas related to corporate public affairs, the company's employees, stockholders and its customers. The

Committee on Directors and Corporate Governance considers stockholder recommendations of nominees for election to the Board of Directors if they are accompanied by a comprehensive written resume of the recommended nominee's business experience and background and a consent in writing signed by the recommended nominee that he or she is desirous of being considered as a nominee and, if nominated and elected, he or she will serve as a director. Stockholders should send their written recommendations of nominees accompanied by the aforesaid documents to the principal executive offices of the company addressed to Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154, attention: Secretary.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

    The duties of the Compensation and Management Development Committee include
(a) administration of the company's annual incentives, stock option and long-term incentive plans; (b) adoption and review of major compensation plans;
(c) responsibility for the company's management development programs and procedures; and (d) approval of compensation for executive officers and certain senior management. The report of the Committee appears on page 14.

COMPENSATION OF DIRECTORS

    In 2000, the non-employee directors of the company received an annual retainer of $35,000. The company requires that 25% of the retainer be deferred and credited to a deferred compensation account, the value of which is determined by the value of Bristol-Myers Squibb Company Common Stock, until certain ownership guidelines are attained. Non-employee directors received an additional fee of $2,000 for attending each Board meeting, Board Committee meeting, the Annual Meeting of Stockholders and one council meeting. In addition, the Chairs of the Audit Committee, the Compensation and Management Development Committee and the Committee on Directors and Corporate Governance received an annual fee of $10,000.

    A non-employee director may elect to defer payment of all or part of the compensation received as a director under the company's Deferred Compensation Plan for Non-Employee Directors. Deferred funds may be credited to a 6-month United States Treasury bill equivalent fund, a fund based on the return on the company's invested cash or a fund based on the return on Bristol-Myers Squibb Company Common Stock or to two or three of the funds. Deferred portions are payable in a lump sum or in a maximum of ten annual installments. Payments under the Plan begin when a participant ceases to be a director or at a future date previously specified by the director.

    All non-employee directors received an award of 1,000 deferred common share units, the value of which is determined by the value of Bristol-Myers Squibb Company Common Stock. The company's Retirement Plan for Non-Employee Directors was terminated in 1996. Benefits existing under the Plan were vested as of that time for all directors who had served on the Board as of that date. Under the company's 2000 Non-Employee Directors' Stock Option Plan, each non-employee director received on the date of the 2000 Annual Meeting, an option to purchase 2,500 shares of the company's Common Stock, provided the director was elected to the Board of Directors on the date of the Annual Meeting or had previously been elected to the Board of Directors for a term extending beyond such Annual Meeting. The price of the option was the fair market price of the company's Common Stock on the date the option was granted. Each option becomes exercisable in four equal installments commencing on the earlier of the first anniversary of the date of the grant or the date of the next Annual Meeting and continuing similarly for the three years thereafter. The options also become fully exercisable upon retirement from the Board after one year of service following the grant date. In 2000, options for a total of 22,500 shares were granted, consisting of options for 2,500 shares granted to each of nine non-employee directors.

    The Directors' Charitable Contribution Program is part of the company's overall program of charitable contributions. The Program is partially funded by life insurance policies purchased by the company on individual members and retired members of the Board of Directors. In 2000, the company paid a total of $75,652 in premiums on policies covering eleven directors and retired directors. The policies provide for a $1 million death benefit for each director covered. Upon the death of a director, the company donates one-half of the $1 million benefit to one or more qualifying charitable organizations designated by the director. The remaining one-half of the benefit is contributed to the Bristol-Myers Squibb Foundation, Inc. for distribution according to the Foundation's program for charitable contributions to medical research, health-related and community service organizations, educational institutions and education-related programs and cultural and civic activities. Individual directors derive no financial benefit from this program since all charitable deductions relating to the contributions accrue solely to the company.

    Each year the Committee on Directors and Corporate Governance of the Board reviews the company's directors' compensation practices and compares them against the practices of our peer group companies and the largest U.S. companies in market capitalization. The committee believes the company's total director compensation package continues to be competitive with the compensation offered by other companies and appropriately aligns the interests of directors to stockholders by ensuring directors have a proprietary stake in the company.

DIRECTORS AND NOMINEES

    Following are the nominees and the other directors of the company who will continue in office beyond the Annual Meeting, with information including their principal occupation and other business affiliations, the year each was first elected as a director, the Board Committee memberships of each, other affiliations and each director's age. After the election of three directors at the meeting, the company will have eleven directors, including the eight directors whose present terms extend beyond the meeting. Mr. Kenneth E. Weg who had been Vice-Chairman of the Board of Directors retired from the company on February 1, 2001. In the interim between Annual Meetings, the Board has the authority under the Bylaws to increase or decrease the size of the Board and fill vacancies. Listed first below are nominees for election for the 2001-2004 term followed by the directors in the 1999-2002 term and then the directors in the 2000-2003 term.

                                        2001-2004 TERM
-----------------------------------------------------------------------------------------------

[PHOTO]                                 LOUIS V. GERSTNER, JR.
DIRECTOR SINCE 1989                     Chairman and Chief Executive Officer of IBM Corporation
DIRECTOR OF SQUIBB CORPORATION          since 1993. Chairman and Chief Executive Officer of RJR
FROM 1986 TO 1989                       Nabisco Holdings Corporation from 1989 to 1993. His
                                        present term expires at this Annual Meeting.
                                        Mr. Gerstner co-chairs Achieve, an organization
                                        created by United States governors and business leaders
                                        to establish high academic standards in our nation's
                                        schools. He is Vice Chairman of the Board of Memorial
                                        Sloan-Kettering Cancer Center, a director of the
                                        Council on Foreign Relations, and the board of Lincoln
                                        Center for the Performing Arts. Board Committees:
                                        Committee on Directors and Corporate Governance and
                                        Executive Committee. Age 59.

[PHOTO]                                 CHARLES A. HEIMBOLD, JR.
DIRECTOR SINCE 1989                     Chairman of the Board and Chief Executive Officer of
                                        the company. Mr. Heimbold was elected Chairman of the
                                        Board in 1995, Chief Executive Officer in 1994.
                                        Mr. Heimbold was Executive Vice President of the
                                        company from 1989 until 1992 and President from 1992
                                        until 2000. His present term expires at this Annual
                                        Meeting. He is a director of ExxonMobil Corporation,
                                        Deputy Chairman of the Board of Directors of the
                                        Federal Reserve Bank of New York and a trustee of the
                                        American Museum of Natural History. He is a member of
                                        The Business Roundtable, The Business Council and the
                                        Council on Foreign Relations. He is a director of the
                                        Pharmaceutical Research and Manufacturers of America,
                                        Chairman of the Board of Directors of Phoenix House and
                                        Chairman of the Board of Overseers of the Law School
                                        and Trustee of the University of Pennsylvania. Board
                                        Committee: Executive Committee. Age 67.

[PHOTO]                                 LEIF JOHANSSON
DIRECTOR SINCE 1998                     President and Chief Executive Officer since 1997 of AB
                                        Volvo, an automotive company. His present term expires
                                        at this Annual Meeting. He has been Chairman of SAPA
                                        since 1994. He is also a member of The Federation of
                                        Swedish Industries, The Association of Swedish
                                        Engineering Industries and The Royal Swedish Academy of
                                        Engineering Sciences. Board Committees: Audit Committee
                                        and Committee on Directors and Corporate Governance.
                                        Age 49.

                                        1999-2002 TERM
-----------------------------------------------------------------------------------------------
[PHOTO]                                 VANCE D. COFFMAN
DIRECTOR SINCE 1998                     Chairman and Chief Executive Officer since 1998 of
                                        Lockheed Martin Corporation, a high technology
                                        aerospace and defense company. His present term expires
                                        at the 2002 Annual Meeting. Board Committees: Audit
                                        Committee (Chair) and Compensation and Management
                                        Development Committee. Age 56.

[PHOTO]                                 PETER R. DOLAN
DIRECTOR SINCE 2000                     President and Chief Executive Officer-Designate of the
                                        company, member of the Office of the Chairman and
                                        Chairman of the Corporate Operating Committee.
                                        Mr. Dolan was elected President of the company in 2000
                                        and Chief Executive Officer-Designate by the Board of
                                        Directors earlier this year. He was Senior Vice
                                        President for Strategy and Organizational Effectiveness
                                        from 1998 to his election as President. President of
                                        the Pharmaceutical Group for Europe and the Worldwide
                                        Consumer Medicines Group from 1997 to 1998, President
                                        of the Nutritionals and Medical Devices Group from 1996
                                        to 1997, President of Mead Johnson Nutritional Group
                                        from 1995 to 1996 and President of Bristol-Myers
                                        Products from 1993 to 1995. His term expires at the
                                        2002 Annual Meeting. He is a member of the Board of
                                        Overseers of the Tufts University Medical School and
                                        the Sackler School of Drug Research and member of the
                                        American Cancer Society, CEO Advisory Committee.
                                        Age 45.

[PHOTO]                                 ELLEN V. FUTTER
DIRECTOR SINCE 1990                     President of the American Museum of Natural History
                                        since 1993. President of Barnard College from 1981 to
                                        1993. Her present term expires at the 2002 Annual
                                        Meeting. Ms. Futter is a director of J.P. Morgan Chase
                                        & Co., American International Group, Inc., and
                                        Consolidated Edison, Inc., as well as a trustee of
                                        Consolidated Edison Company of New York, Inc. and the
                                        American Museum of Natural History. She is a member of
                                        the Council on Foreign Relations, a fellow of the
                                        American Academy of Arts and Sciences and a Director of
                                        the New York City Partnership, Inc. Ms. Futter is also
                                        a member of the Advisory Board of Yale School of
                                        Management. Board Committees: Audit Committee and
                                        Committee on Directors and Corporate Governance.
                                        Age 51.

[PHOTO]                                 LOUIS W. SULLIVAN, M.D.
DIRECTOR SINCE 1993                     President of Morehouse School of Medicine from 1981 to
                                        1989 and since 1993. From 1989 to 1993, Dr. Sullivan
                                        was Secretary of the United States Department of Health
                                        and Human Services. His present term expires at the
                                        2002 Annual Meeting. Dr. Sullivan is a director of 3-M
                                        Corporation, Georgia-Pacific Corporation, CIGNA
                                        Corporation, Household International, Inc. and Equifax
                                        Inc. He is a founder and Chairman of Medical Education
                                        for South African Blacks, Inc., a member of the
                                        National Executive Council of the Boy Scouts of
                                        America, Africare and the International Foundation for
                                        Education and Self-Help. Board Committees: Audit Com-
                                        mittee and Compensation and Management Development
                                        Committee. Age 67.

                                        2000-2003 TERM
-----------------------------------------------------------------------------------------------

[PHOTO]                                 ROBERT E. ALLEN
DIRECTOR SINCE 1986                     Chairman and Chief Executive Officer from 1988 to 1997
                                        of AT&T Corp., a communications and information
                                        services company. His present term expires at the 2003
                                        Annual Meeting. Mr. Allen is a director of Pepsico,
                                        Inc., Daimler-Chrysler Corporation and Whisperwire.com.
                                        He is a member of The Business Council and a trustee of
                                        The Mayo Foundation and Wabash College. Board
                                        Committees: Audit Committee, Committee on Directors and
                                        Corporate Governance (Chair) and Executive Committee.
                                        Age 66.

[PHOTO]                                 LEWIS B. CAMPBELL
DIRECTOR SINCE 1998                     Chairman and Chief Executive Officer since February
                                        1999 of Textron Inc., an aircraft, automotive,
                                        industrial and financial services company. His present
                                        term expires at the 2003 Annual Meeting. Mr. Campbell
                                        is a director of Allegheny Energy, Inc. Board
                                        Committees: Committee on Directors and Corporate
                                        Governance and Compensation and Management Development
                                        Committee. Age 54.

[PHOTO]                                 LAURIE H. GLIMCHER, M.D.
DIRECTOR SINCE 1997                     Irene Heinz Given Professor of Immunology at the
                                        Harvard School of Public Health and Professor of
                                        Medicine at the Harvard Medical School since 1991. Her
                                        present term expires at the 2003 Annual Meeting. Dr.
                                        Glimcher is a director of Waters Corporation. Board
                                        Committees: Audit Committee and Committee on Directors
                                        and Corporate Governance. Age 49.

[PHOTO]                                 JAMES D. ROBINSON III
DIRECTOR SINCE 1976                     Chairman and Chief Executive Officer since 1994 of RRE
                                        Investors and General Partner of RRE Ventures GP II,
                                        LLC, private information technology venture investment
                                        firms, and Chairman of Violy, Byorum & Partners
                                        Holdings, LLC, a private firm specializing in financial
                                        advisory and investment banking activities in Latin
                                        America. He previously served as Chairman and Chief
                                        Executive Officer of American Express Company from 1977
                                        to 1993. His present term expires at the 2003 Annual
                                        Meeting. Mr. Robinson is a director of the Coca-Cola
                                        Company, Cambridge Technology Partners, First Data
                                        Corporation, ScreamingMedia Inc. and Sunbeam Corpora-
                                        tion. He is a member of The Business Council and the
                                        Council on Foreign Relations and an Honorary Trustee of
                                        The Brookings Institution. Board Committees: Committee
                                        on Directors and Corporate Governance, Compensation and
                                        Management Development Committee (Chair) and Executive
                                        Committee. Age 65.

                           COMPENSATION AND BENEFITS

    The company's compensation and benefits programs are designed to enable the company to attract, retain and motivate the best possible employees to operate and manage the company at all levels.

    In general, all U.S.-based employees, except in some cases those covered by collective bargaining agreements, receive a base salary, participate in an annual incentive plan, a company-supported savings plan and a company-funded pension plan and are provided with medical and other welfare benefits coverage. Employees outside of the United States are similarly covered by comprehensive compensation and benefits programs.

    In 1995, the company implemented a global stock option grant known as the TeamShare Stock Option Plan. Under this Plan, employees who met certain service requirements and were not key executives were eligible for a stock option award giving them each the opportunity to purchase 200 shares of the company's Common Stock. In 1996, the company took steps to expand the Plan to include those employees hired after the announcement in 1995, extending TeamShare to a broader group of employees. All TeamShare recipients possess a stronger link with company stockholders as they benefit from the stock price appreciation resulting from their efforts to grow and strengthen the business. In 1998, the initial awards granted under this Plan became vested and many employees exercised their awards. These employees realized gains related to these option awards and expanded their direct ownership of company stock. Also, in 1998, the company implemented another global stock option grant known as the TeamShare II Stock Option Awards. Additional awards were initiated for all eligible employees. These awards further enhanced the linkage between employees and stockholders.

    In addition, the company maintains specific executive compensation programs designed to provide incentives to reward and retain outstanding executives who bear the responsibility for achieving the demanding business objectives necessary to assure the company's leadership position in the highly complex and competitive industries in which it operates. The executive compensation programs are based upon a pay-for-performance philosophy to provide incentives to achieve both short-term and long-term objectives and to reward exceptional performance, gains in productivity and contributions to the company's growth and success.

    While performance against financial objectives and relative total stockholder return are the determinants of formula-based incentive payments under the company's executive compensation program, the successful Bristol-Myers Squibb executive must perform effectively in many areas that are not measured specifically by financial results. Performance is also assessed against standards of business conduct reflecting social values, environmental stewardship and the expectations of the company's key constituencies, including its employees and stockholders, the consumers of its products, suppliers and customers, the communities in which it operates and the countries where it does business. The Bristol-Myers Squibb Company Pledge clearly defines what is expected of every employee in the company, and the performance of the company's executives is appraised in this regard.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

    As described in the section on Committees of the Board (pp. 5 to 8), the Compensation and Management Development Committee of the Board of Directors is responsible for administering the compensation program for executive officers and certain senior management of the company. The Committee is composed exclusively of non-employee directors as defined by the Securities and Exchange Commission rules. The members of the Committee are neither employees nor former employees of the company nor are they eligible to participate in any of the company's executive compensation programs. Additionally, they meet the definition of an outside director for purposes of administering compensation programs to meet the tax deductibility criteria included in Section 162(m) of the Internal Revenue Code.

Compensation Philosophy and Practices

    The company's executive compensation program is based upon a pay-for-performance philosophy. Under the company's program, an executive's compensation consists of three components: base salary, annual incentive (bonus) payment and long-term incentives (which may include cash-based awards, stock-based awards and/or stock options).

    The company's executive compensation program is designed to provide overall compensation, when targeted levels of performance are achieved, that is above the median of pay practices of a peer group of ten large and high-performing industry competitors. The corporations that composed the peer companies group in 2000 were Abbott Laboratories, American Home Products Corporation, The Gillette Company, Johnson & Johnson, Eli Lilly and Company, Merck & Co., Inc., Pharmacia-Upjohn, Inc., Pfizer, Inc., The Procter & Gamble Company and Schering-Plough Corporation. Compared to this peer companies group, Bristol-Myers Squibb ranked fourth largest at year-end 2000 in market capitalization. The company ranked fifth largest as measured by sales and had the fourth largest operating earnings. Historically the company has performed strongly versus competitors and the broader array of companies represented in the Fortune 500 and S&P 500 based on return on equity, net earnings as a percent of sales and earnings per share growth over the five-year period presented in the performance graph. The company is the second highest among the peer group in total dividends paid. Earlier this year, Fortune magazine named Bristol-Myers Squibb the most admired pharmaceutical company in the United States.

    As discussed on page 23, the company is changing the composition of the peer companies group to reflect the impending divestiture of the Clairol business. The group is also being expanded to include several non-U.S. based companies to reflect the global nature of the company.

    At the time the Committee makes executive compensation decisions, the Committee reviews individual performance and company performance versus that of the peer companies group. When 2000 compensation decisions were made, the Committee reviewed detailed data concerning the levels of executive pay among the peer companies group and other high-performing and similarly sized companies for comparison purposes. This data included analyses provided by independent compensation consultants.

    The executive compensation program is designed to provide value to the executive based on the extent to which individual performance, company performance versus budgeted financial targets, company longer-term financial performance and total return to stockholders (including share price appreciation and reinvested dividends) meet, exceed or fall short of expectations. Under this program design, incentive payments can exceed target levels only if expectations are exceeded.

Components of Executive Compensation

    BASE SALARY -- An executive's base salary is determined by an assessment of her/his sustained performance against her/his individual job responsibilities including, where appropriate, the impact of such performance on the business results of the company, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement.

    ANNUAL INCENTIVES -- Payments under the company's annual incentive plan, the Performance Incentive Plan, are tied to the company's level of achievement of annual operating pretax earnings targets and annual operating cash flow targets, thereby establishing a direct link between executive pay and company profitability. Annual operating pretax earnings and operating cash flow targets for the overall company and each operating group are based upon the earnings and cash flow budgets for the company as reviewed by the Board of Directors. An individual executive's annual incentive opportunity is a percentage of her/his salary determined by the executive's job level. Actual annual incentive payments are determined by applying a formula based on operating pretax earnings and cash flow performance to each individual's annual incentive opportunity. Applying this formula results in payments at the targeted incentive opportunity level when budgeted earnings and cash flow are achieved and payments below the targeted level when performance on these measures is below those set by the budget. The formula provides for payments above the targeted level only when actual earnings and cash flow exceed budgeted levels of operating performance targets.

    For 2000 awards, operating pretax earnings and cash flow budgets were established at levels that the Board felt reflected the aggressive expectations management had for the performance of the business. On the whole, the company attained the pretax earnings goals and exceeded the cash flow goals, resulting in annual incentive payouts above target levels. Fifty percent of each executive's January 1 incentive target opportunity was converted to a stock option award of comparable value. This action was taken to reinforce the focus of the company's compensation program on the attainment of long-term objectives, primarily the creation of incremental stockholder value, thereby strengthening the alignment between executives and stockholders. As noted in the Stock Option Grant table, these awards were granted January 3, 2000 and vested at one year, roughly the time when cash-based awards are paid.

    LONG-TERM INCENTIVES -- The company's long-term incentives are in the form of stock option awards and long-term performance awards. The objective of these awards is to advance the longer-term interests of the company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives based upon the creation of incremental stockholder value and the attainment of long-term financial goals. Stock options produce value to executives only if the price of the company's stock appreciates, thereby directly linking the interests of executives with those of stockholders. The number of stock options granted is based on the grade level of an executive's position and the executive's performance in the prior year and the executive's potential for continued sustained contributions to the company's success. The size of previous option grants and the number of options currently held by an executive are not taken into account in determining the number of options granted. The executive's right to the stock options vests over a four-year period and each option is exercisable, but only to the extent it has vested, over a ten-year period following its grant. In order to preserve the linkage between the interests of executives and those of stockholders, executives are expected to use the shares obtained on the exercise of their stock options, after satisfying the cost of exercise and taxes, to establish a significant level of direct ownership. The company has established share ownership expectations for its executives to meet through the exercise of stock option awards.

    As the company has done in recent years, stock option awards granted to executives in 2000 carried performance thresholds for exercisability. In addition to time vesting requirements, one-half of the shares will not be exercisable until the market price of company stock increases 30% over the exercise price of the award. The remaining one-half have no price appreciation requirement. While such a performance criterion for exercisability is not prevalent among the peer companies group, such a criterion focuses executive attention on the need to provide meaningful stockholder return prior to the executive gaining a full right to realize gains from these awards. To maintain favorable accounting treatment, this criterion does not apply after the eighth year of the award term.

    For the Long-Term Plan payment shown in the Summary Compensation Table on page 19, the award paid at the end of 2000 covered the 1998 through 2000 performance period. The sole measure determining payment level under this award was Total Stockholder Return ranking versus the peer companies group historically included in the performance graph (see graph and accompanying discussion on pp. 23 and 24). During that time period, while company stockholders realized a Total Stockholder Return of 62.8%, the company's performance on this measure fell slightly below its objective. Based upon the company's Total Stockholder Return ranking, a payout of 80% of target was made for this period.

    Similar to the program implemented in 2000 for annual incentives, the Long-Term Performance Awards, which would have been granted in 2000, covering the 2000 to 2002 performance period were granted in the form of stock options. This was done to further align senior executives with stockholders through increasing the focus on providing incremental returns to the company's stockholders. These grants, which are noted in the Stock Option Grant Table as part of the primary annual stock option grant, are subject to the 30% price appreciation threshold for exercisability discussed above.

    The Committee annually reviews the composition of the long-term compensation package to ensure that it provides an appropriate incentive package. Based upon reviews conducted in 2000, the Committee continues to believe that this program design is consistent with competitive practice and provides a direct link with the creation of stockholder value.

    The primary purpose of the company's stock option plan is to provide executives a special opportunity to obtain a significant level of ownership in the company and more closely link their interests with those of our stockholders. To this end, executives are expected to retain all shares resulting from stock option exercises (net of shares used to pay taxes and option costs) until certain ownership guidelines are met. For the CEO that level is eight times base salary. Other senior executives are expected to retain five times their base salary. Once ownership thresholds are met, executives are expected to retain a portion of the shares received from these awards to continue to build their ownership stake in the company.

CEO Compensation

    The compensation for Mr. Heimbold results from his participation in the same compensation program as the other executives of the company. His 2000 compensation was set by the Committee, applying the principles outlined above in the same manner as they were applied to the other executives of the company.

    The majority of Mr. Heimbold's compensation is incentive-based. For 2000, 7% of his total compensation was in the form of base salary. His annual cash incentive was 7% of his total compensation. The largest portion, 86% of the total, was comprised of the value of his stock option award, a long-term incentive that strongly aligns Mr. Heimbold's compensation package with the creation of stockholder value.

    Mr. Heimbold's cash compensation increase reflects the level of responsibilities he holds as Chairman of the Board and Chief Executive Officer, and his compensation versus the peer companies group. Mr. Heimbold's annual bonus, as previously disclosed, is based upon the degree to which the company overall achieves its pretax earnings and cash flow budgets. For

2000, the company's overall performance resulted in a bonus payout to Mr. Heimbold equal to 110% of his targeted award. As with other company executives, 50% of Mr. Heimbold's target annual incentive opportunity was converted to a stock option award, further aligning his compensation package with the long-term creation of incremental stockholder value. This award, 70,000 shares, is detailed in the stock option award table.

    Mr. Heimbold participates in the company's long-term performance award plan. The payout he received under this Plan for the 1998 to 2000 performance period was made at 80% of target as was the case for other executives. As noted earlier, this payout was based upon the company's Total Stockholder Return ranking versus the peer companies group.

    On January 3, 2000, Mr. Heimbold received a stock option award of 750,000 shares. As detailed above and in the stock option grant table, one-half of this award carries a 30% price appreciation threshold target for exercisability in addition to time vesting requirements. The Committee felt that his award appropriately recognized Mr. Heimbold's leadership and contributions to the continued strength and success of the company while providing a significant incentive to create incremental stockholder value. As with other company executives, Mr. Heimbold did not receive a long-term performance award grant in 2000. His award was converted into a stock option award with an equivalent value. That stock option award is included in the 750,000 share total noted.

    The Committee believes that the program it has adopted, with its emphasis on long-term compensation, focuses the efforts of the company's executives on the attainment of a sustained high rate of company growth and profitability for the benefit of the company and its stockholders.

Deductibility of Compensation over $1 Million

    In 1993, the Omnibus Budget Reconciliation Act of 1993 (the 'Act') was enacted. The Act includes potential limitations on the deductibility of compensation in excess of $1 million paid to the company's five highest paid officers beginning in 1995. Based on the regulations issued by the Internal Revenue Service to implement the Act, the company has taken the necessary actions to ensure the deductibility of payments under the annual incentive plan and long-term awards plans. The company will continue to take the necessary actions to maintain the deductibility of payments under both plans.

Compensation and Management Development Committee

       James D. Robinson III, Chair
       Lewis B. Campbell
       Vance D. Coffman
       Louis W. Sullivan, M.D.

EXECUTIVE OFFICER COMPENSATION TABLES AND NOTES

    The following tables and notes present the compensation provided by the Company to its Chief Executive Officer and the Company's five other most highly compensated executive officers for services rendered to the Company in 1998, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM COMPENSATION
                                                             ------------------------------------------
                               ANNUAL COMPENSATION                      AWARDS                PAYOUTS
                       -----------------------------------   -----------------------------   ----------
                                                   OTHER                                                         ALL
                                                  ANNUAL     RESTRICTED      SECURITIES      LONG-TERM          OTHER
                                                  COMPEN-       STOCK        UNDERLYING      INCENTIVE         COMPEN-
NAME/TITLE               SALARY       BONUS      SATION(1)    AWARDS(2)    OPTIONS/SARS(3)    PAYOUTS         SATION(4)
YEAR                       $            $            $            $               #              $                $
---------------------  ----------   ----------   ---------   -----------   ---------------   ----------       ---------
C.A. Heimbold, Jr.
 Chairman and Chief Executive
 Officer
   2000..............  $1,376,983   $1,287,587(5)    --      $         0       820,000(6)    $  800,000(7)     $61,964
   1999..............  $1,337,500   $2,551,602      --       $         0       600,000(6)    $1,800,000(8)     $60,142
   1998..............  $1,250,000   $1,944,375      --       $21,584,375       600,000(6)    $1,129,000(9)     $58,240

K E. Weg
 Vice Chairman(10)
   2000..............  $  875,108   $  529,485(5)    --      $         0       175,000(6)    $ 400,000(7)      $39,380
   1999..............  $  820,000   $1,012,224      --       $         0       200,000(6)    $ 900,000(8)      $36,869
   1998..............  $  736,250   $  678,270      --       $         0       200,000(6)    $ 451,600(9)      $33,099

P.R. Dolan
 President and
 Chief Executive
 Officer -- Designate(11)
   2000..............  $  736,431   $  609,948(5)    --      $ 5,165,625       182,000(6)    $ 200,000(7)      $33,139
   1999..............  $  540,000   $  424,192      --       $         0       120,000(6)    $ 450,000(8)      $24,300
   1998..............  $  506,231   $  215,904      --       $         0       120,000(6)    $ 174,995(9)      $22,204

M.F. Mee
 Executive Vice President and
 Chief Financial Officer
   2000..............  $  681,958   $  275,945(5)    --      $ 1,927,500       111,000(6)    $ 200,000(7)      $30,688
   1999..............  $  633,000   $  497,247      --       $         0       120,000(6)    $ 450,000(8)      $28,485
   1998..............  $  593,817   $  380,340      --       $         0       120,000(6)    $ 282,250(9)      $26,699

J.L. McGoldrick
 Executive Vice President,
 General Counsel and President,
 Medical Devices Group
   2000..............  $  677,996   $  288,020(5)    --      $         0       121,000(6)    $ 200,000(7)      $30,510
   1999..............  $  575,000   $  409,544      --       $         0       120,000(6)    $ 450,000(8)      $25,875
   1998..............  $  539,133   $  345,315      --       $         0       120,000(6)    $ 282,250(9)      $24,240

R.J. Lane
 President Worldwide Medicines
 Group(12)
   2000..............  $  631,481   $  333,870(5)    --      $ 1,927,500       124,000(6)    $ 124,000(7)      $28,417
   1999..............  $  433,000   $  277,934      --       $         0        90,000(6)    $ 180,000(8)      $19,485
   1998..............  $  405,058   $  215,094      --       $         0        90,000(6)    $ 112,900(9)      $18,228

                                                        (footnotes on next page)

(footnotes from previous page)

 (1) The value of any perquisites or other personal benefits provided to any of the named executives by the company was below reporting thresholds established by the Securities and Exchange Commission.

 (2) Mr. Heimbold's 1998 awards were granted pursuant to agreements in which Mr. Heimbold agreed to remain with the Company through December 31, 2001 or earlier if the Board appoints his successor. Regular dividends are paid on these shares. The number and market value of shares of restricted stock held by each of these executives at December 31, 2000 (based upon the closing market value stock price of $73.9375) were: Mr. Heimbold 400,000 and $29,575,000; Mr. Dolan 115,000 and $8,502,813; Mr. Lane 30,000 and
     $2,218,125; and, Mr. Mee 30,000 and $2,218,125;

 (3) The number of securities underlying options/SARs has been adjusted to reflect the company's stock split in February 1999.

 (4) Consists of matching contributions to the Savings and Investment Program
     (SIP) and the Benefits Equalization Plan for the SIP as follows: Mr. Heimbold ($7,650 and $54,314); Mr. Weg ($6,585 and $32,795); Mr. Dolan
     ($6,585 and $26,554); Mr. McGoldrick ($6,585 and $23,925); Mr. Lane ($7,650
     and $20,767); and, Mr. Mee ($7,650 and $23,038).

 (5) As explained in the Compensation Committee report, for 2000 annual incentive awards, 50% of the target award was paid in the form of stock options.

 (6) Performance-based exercise price thresholds must be attained for portions of the 2000, 1999 and 1998 awards to become exercisable.

 (7) Long-Term Performance award granted in 1998 and earned over the three-year performance period from 1998 through 2000. The payout was based on total stockholder return ranking versus peer companies. This award was paid at 80% of target.

 (8) Long-Term Performance award granted in 1997 and earned over the three-year performance period from 1997 through 1999. The payout was based on total stockholder return ranking versus peer companies. This award was paid at 180% of target.

 (9) Long-Term Performance award granted in 1996 and earned over the three-year performance period from 1996 through 1998. The payout was based on the achievement of three-year compound annual earnings per share, sales and cash flow growth objectives along with a total stockholder return multiplier. This award was paid at 112.9% of target.

(10) Mr. Weg retired from the company effective February 1, 2001.

(11) Mr. Dolan was SVP Strategy and Organizational Effectiveness until January 20, 2000 when he became President. On February 8, 2001 it was announced that Mr. Dolan will become President & CEO of the company effective May 1, 2001. His year-end 2000 position is shown.

(12) Mr. Lane was President US Medicines and Global Marketing until January 20, 2000 when he became President Worldwide Medicines Group.

                   OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                              ----------------------------------------------------------------
                                 NUMBER OF
                                SECURITIES       % OF TOTAL
                                UNDERLYING      OPTIONS/SARS    EXERCISE                           GRANT DATE
                               OPTIONS/SARS      GRANTED TO     OR BASE                              PRESENT
                                GRANTED(1)      EMPLOYEES IN    PRICE(2)                            VALUE(3)
            NAME                     #           FISCAL YEAR     ($/SH)      EXPIRATION DATE            $
            ----              ---------------    -----------    --------   -------------------   ---------------
                                      750,000(4)       3.6%     $64.2500       January 2, 2010   $    14,649,042
C.A. Heimbold, Jr. .........           70,000(5)       0.3%     $64.2500       January 2, 2010   $     1,508,191
                                      150,000(4)       0.7%     $64.2500       January 2, 2010   $     2,929,808
K.E. Weg....................           25,000(5)       0.1%     $64.2500       January 2, 2010   $       538,640
                                      165,000(4)       0.8%     $64.2500       January 2, 2010   $     3,146,628
P.R. Dolan..................           17,000(5)       0.1%     $64.2500       January 2, 2010   $       366,275
                                      100,000(4)       0.5%     $64.2500       January 2, 2010         1,907,047
M.F. Mee....................           11,000(5)       0.1%     $64.2500       January 2, 2010   $       237,001
                                      110,000(4)       0.5%     $64.2500       January 2, 2010   $     2,097,752
J.L. McGoldrick.............           11,000(5)       0.1%     $64.2500       January 2, 2010   $       237,001
                                      113,000(4)       0.5%     $64.2500       January 2, 2010   $     2,154,963
R.J. Lane...................           11,000(5)       0.1%     $64.2500       January 2, 2010   $       237,001
All Stockholders(6).........    1,981,263,089                                                    $43,968,091,408
All Optionees(7)............       20,851,475       100.0%      $66.0130   Various Dates, 2010   $   427,350,183
All Optionees Grant Date Present Value as a Percent of All Stockholder Value..................             0.97%

---------

(1) Individual grants vest in installments of 25% per year on each of the first through the fourth anniversaries of the grant date. Grants made in lieu of 2000 annual incentive awards vest one year from the date of grant. At age 60, all outstanding option grants fully vest. As consideration for the option grant, an employee must remain in the employment of the Company for one year from the date of grant. Under the TeamShare I Stock Option Program, individual grants become fully vested three years after the date of the grant. Under the TeamShare II Stock Option Program, individual grants become fully vested in installments of 33.33% per year starting on the third anniversary of the date of the grant.

(2) All options were made at 100% of Fair Market Value as of the date of the grant.

(3) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of an option. Accordingly, there is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the company's stock price. The Black-Scholes Ratio of .3454 was determined using the following assumptions: a volatility of 24.54%, an historic average dividend yield of 1.47%, a risk-free interest rate of 6.25% and a seven year option term. Additionally, award values are adjusted to reflect the impact of forfeiture risk due to vesting criteria.

(4) In addition to the time vesting criteria stated above, a portion of these awards have price thresholds which must be attained for these awards to become exercisable. One-half of the award requires a 30% increase in the stock price to $83.525. This price level must be met for 15 consecutive trading days. In the ninth and tenth years of the award term, the awards become fully exercisable. The Black-Scholes Values of these awards have been adjusted to recognize these thresholds.

(5) These awards were granted in lieu of a portion of annual incentive for 2000. The options became fully vested on January 2, 2001.

(6) The 'Grant Date Present Value' shown is the incremental gain to all stockholders as a group which would result from the application of the same assumptions to all shares outstanding on January 3, 2000, as was used to estimate the 'Grant Date Present Value' of options listed above.

(7) Information based on all stock option grants made to employees in 2000, including TeamShare grants. Exercise price shown is the weighted average of all grants. Actual exercise prices ranged from $44.84375 to $72.3125, reflecting the Fair Market Value of the stock on the date of the option grants.

            AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR VALUES(1)

                                                                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED           'IN THE MONEY'(3)
                             SHARES                                     OPTIONS/SARS AT               OPTIONS/SARS AT
                            ACQUIRED                ANNUALIZED          FISCAL YEAR-END               FISCAL YEAR-END
                               ON        VALUE         VALUE                   #                             $
                            EXERCISE    REALIZED    REALIZED(2)   ---------------------------   ----------------------------
           NAME                #           $             $        EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
           ----             --------   ----------   -----------   -----------   -------------   -----------    -------------
C.A. Heimbold, Jr. .......        0    $        0    $      0      4,193,550      1,320,000(4)  $196,356,350    $15,355,930(4)
K.E. Weg..................        0    $        0    $      0      1,572,934        341,666(4)  $ 76,684,950    $ 4,129,149(4)
P.R. Dolan................        0    $        0    $      0        167,000        427,000(4)  $  6,301,792    $ 7,278,792(4)
M.F. Mee..................   90,000    $3,808,011    $927,918        175,000        356,000(4)  $  6,510,385    $ 6,564,355(4)
J.L. McGoldrick...........        0    $        0    $      0        535,000        366,000(4)  $ 26,175,379    $ 6,664,980(4)
R.J. Lane.................        0    $        0    $      0        210,750        295,500(4)  $  9,053,373    $ 4,765,149(4)

---------

(1) All options were granted at 100% of Fair Market Value. Optionees may satisfy the exercise price by submitting currently owned shares and/or cash. Income tax withholding obligations may be satisfied by electing to have the company withhold shares otherwise issuable under the option with a Fair Market Value equal to such obligations.

(2) Annualized column shows the total gain realized from option exercises spread ratably over the period between the grant date and the exercise date.

(3) Calculated based upon the December 31, 2000 Fair Market Value share price of $74.3125.

(4) For all listed executive officers, the value of 'Unexercisable' stock options includes the year-end value of stock options which have price thresholds for exercisability above the exercise price. They may exercise these options and potentially realize the portion of the listed value relating to these stock options once those price thresholds are attained.

PERFORMANCE GRAPH

    The following graph compares the performance of the company for the periods indicated with the performance of the Standard & Poor's 500 Stock Index (S&P
500) and the average performance of a group consisting of the company's peer corporations on a line-of-business basis. The corporations that have historically composed the peer companies group are Abbott Laboratories, American Home Products Corporation, The Gillette Company, Johnson & Johnson, Eli Lilly and Company, Merck & Co., Inc., Pharmacia-Upjohn, Inc., Pfizer, Inc., The Procter & Gamble Company, Schering-Plough Corporation and Warner-Lambert Company. Warner-Lambert was removed from the group following their merger with Pfizer. In view of the company's plans to divest the Clairol business that was announced in September 2000, Procter & Gamble and Gillette have been removed from the index. Additionally, in recognition of the global nature of the pharmaceutical industry, AstraZeneca, Aventis, Glaxo SmithKline and Novartis, all non-U.S. based companies competing in the global pharmaceutical marketplace have been added to the index. These changes are reflected in the following graph. The aggregate impact of these changes is a 4.3 percent increase in the final index for the peer companies over the five year performance period. A comparison of the former and new peer company indices is shown following the table.

    Total Return indices reflect reinvested dividends and are weighted using beginning-period market capitalization for each of the reported time periods. The company measures its performance for compensation purposes against the performance of this peer companies group. For peer companies involved in mergers or other capital changes during the period shown, stockholder return information reflects their predecessor company stock. Returns for Novartis and Glaxo SmithKline are included beginning in 1997.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

                               [PERFORMANCE CHART]

                           1995        1996        1997        1998        1999        2000
Bristol-Myers Squibb       100         132.13      233.81      334.24      324.83      380.70
Peer Company Group         100         125.88      190.51      268.01      226.02      303.27
S&P 500                    100         122.96      163.98      210.85      255.21      231.98

    Assumes $100 invested on 12/31/95 in Bristol-Myers Squibb Common Stock, S&P 500 Index and peer companies group Index. Values are as of December 31 of specified year assuming dividends are reinvested.

    The index values for the former and new peer group are as follows. Only the new peer group is shown for clarity since the two lines substantially overlap.

                                                  1995   1996   1997   1998   1999   2000
ENDING OF YEAR                                    ----   ----   ----   ----   ----   ----
Former Peer Group...............................  100    127    190    259    232    288
New Peer Group..................................  100    126    191    268    226    303

PENSION BENEFITS

    The following table sets forth the aggregate annual benefit payable upon retirement at normal retirement age for each level of remuneration specified at the listed years of service.

                               PENSION PLAN TABLE

                                                 YEARS OF SERVICE
                       ---------------------------------------------------------------------
REMUNERATION              15          20          25          30          35          40
---------------------  ---------   ---------   ---------   ---------   ---------   ---------
$ 500,000............  $ 150,000     200,000     250,000     300,000     350,000     400,000
 1,000,000...........    300,000     400,000     500,000     600,000     700,000     800,000
 1,500,000...........    450,000     600,000     750,000     900,000   1,050,000   1,200,000
 2,000,000...........    600,000     800,000   1,000,000   1,200,000   1,400,000   1,600,000
 2,500,000...........    750,000   1,000,000   1,250,000   1,500,000   1,750,000   2,000,000
 3,000,000...........    900,000   1,200,000   1,500,000   1,800,000   2,100,000   2,400,000
 3,500,000...........  1,050,000   1,400,000   1,750,000   2,100,000   2,450,000   2,800,000
 4,000,000...........  1,200,000   1,600,000   2,000,000   2,400,000   2,800,000   3,200,000
 4,500,000...........  1,350,000   1,800,000   2,250,000   2,700,000   3,150,000   3,600,000
 5,000,000...........  1,500,000   2,000,000   2,500,000   3,000,000   3,500,000   4,000,000

    Pension benefits are determined by final average annual compensation where annual compensation is the sum of the amounts shown in the columns labeled 'Salary' and 'Bonus' in the Summary Compensation Table. Benefit amounts shown are straight-life annuities before the deduction for Social Security benefits. The executive officers named in the Summary Compensation Table have the following years of credited service for pension plan purposes: C.A. Heimbold, Jr. -- 37 years; K.E. Weg -- 32 years; P.R. Dolan -- 13 years; M.F. Mee -- 7 years; J.L. McGoldrick -- 6 years and R.J. Lane -- 5 years.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

    During Mr. Heimbold's tenure as Chief Executive Officer, his leadership has contributed significantly to the company's success. This has been reflected in a substantial increase in the value of the company during his tenure. In recognition of Mr. Heimbold's contributions to the company and to provide him with additional incentive to remain beyond normal retirement age to ensure continuity of leadership, the company entered into an agreement with Mr. Heimbold in 1998. Under the agreement, Mr. Heimbold will serve as Chairman and Chief Executive Officer until December 31, 2001, or such earlier date as the Board of Directors may appoint his successor. During this period, his base salary will not be less than his base salary in 1998, and his annual bonus target, which will be determined by the Compensation and Management Committee of the Board, will not be less than 170% of his base salary. He was granted an additional 10% of his final average pay (base salary and bonus) in the calculation of his pension benefits. In 1998 he was also granted restricted stock awards of 200,000 shares (adjusted to 400,000 shares based upon the February 1999 stock split) which vest upon his retirement. Upon retirement, he will be provided with certain benefits similar to those historically provided to other retiring executives who served as Chairman and Chief Executive Officer.

    On December 18, 2000 the company entered into a consulting agreement with Mr. Kenneth E. Weg who retired from the company on February 1, 2001. Under the agreement, Mr. Weg will provide to the company advice and counsel on matters in his area of expertise for a period of two years and refrain from activities detrimental to the company. In exchange, Mr. Weg will be compensated in an annual amount of $100,000 for up to thirty days of services per year plus reasonable expense reimbursement. Amounts paid under this agreement will be in addition to benefits payable to Mr. Weg as a retired employee. Mr. Weg will be provided with an office and administrative support on an ongoing basis. For a period of two years following retirement, Mr. Weg will receive financial counseling and tax preparation services and use of his current company automobile.

    In 1999, the company entered into severance agreements with executive officers, including each of the executive officers named in the Summary Compensation Table in this Proxy Statement, except Mr. Heimbold. The agreements are intended to provide for continuity of management in the event of a change in control of the company. By their terms, the agreements are in effect through December 31, 2002, and will be automatically extended, beginning on January 1, 2003, in one-year increments, unless either the company or the executive gives prior notice of termination or a change in control shall have occurred prior to January 1 of such year. If a change in control occurs during the term of the agreement, the agreement shall continue in effect for a period of not less than 36 months beyond the month in which such change in control occurred.

    The agreements provide that executive officers could be entitled to certain severance benefits following a change in control of the company and termination of employment. Under each agreement, a change in control would include any of the following events: (i) a 'person,' as defined in the Securities and Exchange Act of 1934, as amended, acquires 20% or more of the combined voting power of the company's then outstanding securities; (ii) a majority of the company's directors are replaced during a two-year period; or (iii) the stockholders approve a merger or consolidation of the company or approve a plan of complete liquidation of the company.

    If, following a change in control, the executive officer is terminated by the company for any reason other than for cause (as defined in the agreement), or death, or by the executive without good reason (as defined in the agreement), the covered executive would be entitled to a lump sum severance payment equal to three times the sum of the executive's base salary and target bonus under the Incentive Plan. In addition, the executive would receive a payout of any unpaid incentive compensation which has been allocated or awarded to the executive for the completed calendar year preceding the date of termination and a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards to the executive for the current calendar year.

    Further, all outstanding stock options granted to the executive officer would become immediately vested and exercisable and all restrictions on restricted stock awards would lapse, unless otherwise provided for under a written stock award agreement. All unvested matching contributions in the company Savings Plan would also vest. The executive officer would receive a cash amount for the additional benefit to which the executive officer would have been entitled had he or she been fully vested and credited three additional years of service and age for the purpose of calculating his or her tax-qualified and nonqualified pension benefits. Additionally, if the executive officer is under 55 years of age and/or has fewer than 10 years of service at the time of termination, he or she would receive payment of pension benefits in such form of distribution available under the pension plan, and otherwise would be treated under such pension plan as if the executive were 55 with at least ten years of service. For a three-year period after the date of termination, the executive officer would receive life and health insurance benefits and perquisites substantially similar to those that the executive is receiving immediately prior to the notice of termination. Thereafter, the executive officer will be eligible to participate in the company's retiree medical and dental plans.

    In the event that any payments made to an executive officer in connection with a change in control and termination of employment would be subject to excise tax as excess parachute payments by the Internal Revenue Code, the company will 'gross up' the executive officer's compensation to fully offset such excise taxes provided the payments exceed 110% of the maximum total payment which could be made without triggering the excise taxes. If the aggregate parachute payments exceed such maximum amount but do not exceed 110% of such maximum amount, then the parachute payments would be automatically reduced so that no portion of the parachute payments is subject to excise tax and no gross-up payment would be made.

    In consideration for receiving one of these agreements, each executive officer signed an agreement not to work for any competitor of the company for a period of one year following termination.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

    Three directors are to be elected at the meeting for three-year terms ending at the 2004 Annual Meeting. Louis V. Gerstner, Jr., Charles A. Heimbold, Jr. and Leif Johansson who are all presently directors of the company have been nominated by the Board of Directors for election at this Annual Meeting. The accompanying proxy will be voted for the Board of Directors' nominees, except where authority to so vote is withheld. Should any nominee be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE THREE NOMINEES FOR DIRECTORS.

              PROPOSAL 2 -- APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of Bristol-Myers Squibb has appointed
PricewaterhouseCoopers ('PwC') as independent accountants for the year 2001, subject to ratification by the stockholders. The Audit Committee recommended PwC to the full Board of Directors because it has served the company well in the past and it is well qualified to perform this important function.

    Aggregate fees billed by PwC to the company for the fiscal year ended 2000 are as follows:

       Audit Fees: $2,800,000
       Financial Information Systems Design and Implementation Fees: $939,000 All Other Fees: $22,000,000

    A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired, and such representative is expected to be available to respond to appropriate questions.

    In the event the stockholders fail to ratify the appointment, it will be considered as a direction to the Board of Directors and the Audit Committee to select another independent accounting firm. It is understood that even if the selection is ratified, the Board of Directors and the Audit Committee at their discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the best interests of the company and its stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF PWC.

                       PROPOSAL 3 -- STOCKHOLDER PROPOSAL
                    RELATING TO ANNUAL ELECTION OF DIRECTORS

    Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, who holds of record 480 shares of Common Stock, has informed the company that she intends to present to the meeting the following resolution:

   RESOLVED: 'That the stockholders of Bristol-Myers Squibb recommend that the Board of Directors take the necessary steps to reinstate the election of directors ANNUALLY, instead of the stagger system which was recently adopted.'

   REASONS: 'Until recently, directors of Bristol-Myers Squibb were elected annually by all shareholders.'

   'The great majority of New York Stock Exchange listed corporations elect all their directors each year.'

   'This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevent the self-perpetuation of the Board.'

   'Last year the owners of 754,765,088 shares, representing approximately 55.5% of shares voting, voted FOR this proposal.'

   'If you AGREE, please mark your proxy FOR this resolution.'

BOARD OF DIRECTORS' POSITION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'AGAINST' THE PROPOSAL FOR THE FOLLOWING REASONS:

    The proposal has been presented by the same stockholder every year since 1985 and has been defeated on each occasion. Last year, the proposal received an affirmative vote of 38.1% of the outstanding shares -- significantly less than the 75% of the outstanding shares necessary to amend the company's Certificate of Incorporation to allow for the annual election of directors.

    The company currently has three classes of directors, with members of each class serving three-year terms. This system for electing directors was approved by stockholders in 1984. Similar procedures for this staggered election approach have been adopted by many major corporations and, in fact, more than half of the other Fortune 500 companies provide for the election of their directors in this manner.

    Each year the Board of Directors has considered carefully the merits of adopting the proposal. The Board of Directors continues to believe the staggered election of directors provides important benefits to the company and should be maintained. The staggered election of directors provides continuity and stability in the management of the business and affairs of the company since a majority of the directors will always have prior experience as directors of the company. With staggered elections, at least two annual stockholder meetings would be required to change a majority of directors thereby preventing a precipitous change in the composition of the Board. This continuity of experience is important to the company and other research-based organizations where product development is complex and long-term. Additionally, in the event of an unfriendly or unsolicited effort to take over or restructure the company, the staggered system would permit the company time to negotiate with the entity seeking to gain control of the company and to consider alternative proposals. In other words, the company would be in better position to seek the best possible outcome for stockholders.

    Moreover, the Board believes the classified board structure has not affected the accountability of directors to stockholders during the 15 years it has been in effect. The directors, regardless of their term of office, will continue to fulfill their fiduciary responsibilities.

    The Board has determined that the benefits of the classified board are still valid and that it is in the best interests of the company and its stockholders to keep the classified board.

    ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'AGAINST' THIS
PROPOSAL.

                      PROPOSAL 4  -- STOCKHOLDER PROPOSAL
                    RELATING TO A POLICY OF PRICE RESTRAINT

    The Marianist Provincial House, 4301 Roland Avenue, Baltimore, Maryland 21210-2793, owner of 1,200 shares of Common Stock, and 17 co-proponents, whose names, addresses and stockholdings will be furnished by the company promptly upon receiving an oral or written request from a stockholder addressed to the Secretary of the company, have informed the company that they intend to present to the meeting the following resolution:

   WHEREAS:

   Important as prescription drugs are, not everyone has access to them. Millions of Americans have inadequate or no insurance coverage for drugs;

   Most people without drug coverage purchase their needed drugs at a retail pharmacy;

   A Report prepared for the President by the Department of Health and Human Services (Prescription Drug Coverage, Spending, Utilization and Prices, April
   2000) found that:

     Individuals without drug coverage pay a higher price at the retail pharmacy than the total price paid on behalf of those with drug coverage.

     In 1999, excluding the effects of rebates, the typical cash customer paid nearly 15% more than the customer with third-party coverage. For a quarter of the most common drugs, the price difference between cash and third parties was even higher -- over 20%.

     For the most commonly prescribed drugs, the price difference between cash customers and those with third-party coverage grew substantially larger between 1996 and 1999.

   This same Report found that the markup added by the wholesaler, after purchase from the manufacturer, is 'generally small, perhaps 2% - 4%.' (ch.3, p. 101);

   The literature cited in the Report suggests that pharmacy margins have been falling in recent years; (p. 103)

   Pharmaceutical manufacturers spent $1.9 billion on advertising in 1999 -- double the amount spent in 1997 (BusinessWeek, May 22, 2000);

   RESOLVED: Shareholders request the Board of Directors to:

   1. Create and implement a policy of price restraint on prescription drugs, utilizing a combination of approaches to keep drug prices at reasonable levels.

   2. Report to shareholders by September, 2001 on changes in policies and pricing procedures for prescription drugs (withholding any competitive information, and at reasonable cost).

   SUPPORTING STATEMENT:
   We suggest that the policy include a restraint on each individual drug and that it not be based on averages which can mask tremendous disparities: a low price increase for one compound and a high price increase for another; one price for a 'favored customer' (usually low) and another for the retail customer (usually high).

   We understand the need for ongoing research and appreciate the role that our company has played in the development of new medicines. We are also aware that the cost of research is only one determinant for the final price of a drug. Advertising is another significant company expenditure. Thus, we believe that price restraint can be achieved without sacrificing necessary research efforts.

BOARD OF DIRECTORS' POSITION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'AGAINST' THE PROPOSAL FOR THE FOLLOWING REASONS.

    The company has always been and remains committed to providing medicines at fair and reasonable prices in furtherance of our mission to extend and enhance human life.

    The company already maintains fair and reasonable pricing practices. Across the company's pharmaceutical product portfolio, price increases in aggregate have been modest. Over the past five years, the compound annual growth rate of the company's net effective prices, the prices actually realized after all discounts given and rebates paid, was lower than the Consumer Price Index ('CPI') for the same time period. The prices for our primary care products consistently rank near the middle when compared with those of our competitors.

    In response to the proposal, the company firmly supports the view that prescription drugs are so important everyone should have access to them. We believe the best approach to ensure broad access to affordable medicines for the uninsured and underinsured is through expanded coverage, not artificial price restraints. Expanded coverage would give all covered patients access to whatever discounts on medicines their coverage plan negotiates from manufacturers and pharmacies.

    We will continue to work with our various constituencies including our stockholders, as well as the new Administration and Congress to achieve expanded pharmaceutical coverage. Individuals in the United States who cannot afford our medicines and have no other means of coverage, public or private, may be eligible to be provided with our medicines, at no charge, through our Patient Assistance Program Foundation, Inc. This program has tripled in size over the last two years; in 2000 alone, the company provided nearly 1.5 million prescriptions at no cost to more than 230,000 patients.

    The company should not be compelled to adopt any formal policy as to pricing. In this fast-paced and highly competitive industry, the company needs the flexibility to price its products appropriately so that it may invest aggressively in the research and development of promising new and innovative medicines. For every 5,000 compounds discovered, only one makes it to the market and a single drug takes an average of 12-15 years and an average of more than $500 million to develop. This investment will continue to increase as the company accelerates the growth of its pipeline of new cures and therapies in areas of critical unmet medical need. This is fundamental to the company's continued success and to the patients who rely on our medicines.

    ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'AGAINST' THIS
PROPOSAL.

                           ADVANCE NOTICE PROCEDURES

    Under the company's Bylaws, no business may be brought before an annual meeting except as set forth in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to the company containing certain information set forth in the Bylaws, not fewer than 120 days before the date of the company's proxy statement is released to stockholders in connection with the prior year's annual meeting. For the company's meeting in 2002, the company must receive this notice no later than November 16, 2001. These requirements are separate and distinct from and in addition to the SEC requirements that a stockholder must meet to have a stockholder proposal included in the company's proxy statement.

    A copy of the Bylaw provisions discussed above may be obtained by writing the company at its principal executive offices, 345 Park Avenue, New York, New York 10154, attention: Secretary.

                              2002 PROXY PROPOSALS

    Stockholder proposals relating to the company's 2002 Annual Meeting of Stockholders must be received by the company at its principal executive offices, 345 Park Avenue, New York, New York 10154, attention: Secretary, no later than November 16, 2001.

                                                                      APPENDIX A

                          BRISTOL-MYERS SQUIBB COMPANY
                            AUDIT COMMITTEE CHARTER

PURPOSE

    The Audit Committee is a committee of the Board of Directors. It is responsible for overseeing and monitoring the quality of the company's accounting and auditing practices. Management is responsible for planning and conducting audits and ensuring that the company's financial statements are prepared in accordance with generally accepted accounting principles.

COMPOSITION

    The Audit Committee shall consist of three or more non-employee directors of the company designated by the Board of Directors and approved by a majority of the whole Board of Directors by resolution or resolutions. Any director who is a former employee of the company may not serve on the Audit Committee. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.

RESPONSIBILITIES AND DUTIES

    The Audit Committee shall:

     (1) recommend to the Board of Directors a firm of independent accountants to perform the examination of the annual financial statements of the company, which firm is ultimately accountable to the Audit Committee and the Board of Directors.

     (2) have the ultimate authority and responsibility to select, evaluate and, where appropriate, recommend to the Board of Directors the replacement of the independent accountants.

     (3) ensure that the independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the company and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the accountants' objectivity and independence; and, if deemed appropriate by the Audit Committee, recommend that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

     (4) review with the independent accountants and with management the proposed scope of the annual audit, past audit experience, the company's internal audit program, recently completed internal audits and other matters bearing upon the scope of the audit.

     (5) review and discuss with management and the independent accountants the annual audited financial statements including matters regarding accounting and auditing principles as well as internal controls that could have a significant effect on the company's financial statements and any other matters required to be discussed by the Statement on Auditing Standards No. 61, as modified or supplemented, relating to the conduct of the audit.

     (6) review with management any suggestions and recommendations of the independent accountants concerning the company's auditing and accounting principles and practices.

     (7) meet on a regular basis with a representative or representatives of the Internal Audit Department of the company to review the Internal Audit Department's Reports of Operations.

     (8) review on a biennial basis whether the company's Standards of Business Conduct have been communicated by the company to all key employees of the company and its subsidiaries throughout the world with a direction that all such key employees certify that they have read, understand and are not aware of any violations of the Standards of Business Conduct.

     (9) report its activities and actions to the Board of Directors at least once each fiscal year.

    (10) prepare an annual report for inclusion in the company's annual proxy statement as required by rules of the Securities and Exchange Commission and submit it to the Board of Directors for approval.

    (11) review and reassess the adequacy of the Audit Committee charter on an annual basis and submit it to the Board of Directors for approval.

                             YOUR VOTE IS IMPORTANT

                             PLEASE VOTE YOUR PROXY

                      [Logo] Bristol-Myers Squibb Company

                       [Logo]  Printed on recycled paper

                                                                     Appendix 1


                     [Logo] Bristol-Myers Squibb Company

       BRISTOL-MYERS SQUIBB COMPANY SAVINGS AND INVESTMENT PROGRAM BRISTOL-MYERS SQUIBB COMPANY EMPLOYEE INCENTIVE THRIFT PLAN BRISTOL-MYERS SQUIBB PUERTO RICO, INC. SAVINGS AND INVESTMENT PROGRAM

-------------------------------------------------------------------------------

The enclosed Notice of 2001 Annual Meeting and Proxy Statement is being provided to you as a participant in the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program pursuant to regulations of the Securities and Exchange Commission.

These regulations are designed to provide you with current information regarding Bristol-Myers Squibb Company and Bristol-Myers Squibb Company Common Stock which represents the investment of the company stock-based fund in the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan and the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program.

If you are the owner of record of Bristol-Myers Squibb shares outside the Plans, a copy of the 2000 Annual Report has already been sent to you as a registered owner; otherwise a copy of the 2000 Annual Report is enclosed.

IF YOU HAVE PREVIOUSLY CONSENTED TO ACCESS ANNUAL REPORTS AND PROXY STATEMENTS ELECTRONICALLY, THIS MATERIAL IS NOW AVAILABLE FOR REVIEW AT: HTTP://WWW.BMS.COM

Participants who had funds invested in one of the company stock-based funds on the record date for the 2001 Annual Meeting additionally receive the opportunity to instruct the Trustee of the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program how to vote the Common Stock attributable to their accounts at the 2001 Annual Meeting of Stockholders.

Since you did not have any funds invested in the company's stock-based funds of any of these Plans on the record date for the 2001 Annual Meeting, NO ACTION IS REQUIRED ON YOUR PART.

PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Stockholder Services, Third Floor, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154.

                                                                      APPENDIX 2


PROXY                                       [LOGO] Bristol-Myers Squibb Company
--------------------------------------------------------------------------------

                   ANNUAL MEETING OF STOCKHOLDERS MAY 1, 2001

    The undersigned hereby appoints P.R. DOLAN, R.E. ALLEN and L.H. GLIMCHER, M.D., and each of them proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of the Company to be held at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on May 1, 2001 at 9:45 A.M., and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

 -----------------------------------------------------------------------------
PLEASE INDICATE ON THE REVERSE SIDE OF THIS CARD HOW YOUR STOCK IS TO BE VOTED.
   IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2
                         AND AGAINST PROPOSALS 3 AND 4.
 -----------------------------------------------------------------------------

          PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY



                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[x] Please mark
    your vote as
    indicated in
    this example

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                             PROPOSALS 1 AND 2.

                              FOR    WITHHELD
                              ALL    FOR ALL                   FOR   AGAINST   ABSTAIN
1. Election of Directors      [ ]      [ ] 2. Appointment of     [ ]      [ ]   [ ]
   L.V. Gerstner, Jr.         [ ]      [ ]    Accountants        [ ]      [ ]   [ ]
   C.A. Heimbold, Jr.         [ ]      [ ]                       [ ]      [ ]   [ ]
   L. Johansson               [ ]      [ ]                       [ ]      [ ]   [ ]

WITHHELD FOR the following nominee(s)
only (write name(s) below):

------------------------------------------

   THE BOARD OF DIRECTORS
     RECOMMENDS A VOTE
AGAINST PROPOSALS 3 AND 4.

                       FOR   AGAINST   ABSTAIN
3. Annual Election     [ ]    [ ]       [ ]
   of Directors

4. Policy of Price     [ ]    [ ]       [ ]
   Restraint


Please Sign Here exactly as your name(s)
                 appear(s) to the left
Signature
------------------------------------------
Signature
------------------------------------------
Dated
------------------------------------------
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                     Appendix 3

                     [Logo] Bristol-Myers Squibb Company

                           PROXY VOTING INSTRUCTIONS

          BRISTOL-MYERS SQUIBB COMPANY SAVINGS AND INVESTMENT PROGRAM BRISTOL-MYERS SQUIBB COMPANY EMPLOYEE INCENTIVE THRIFT PLAN
     BRISTOL-MYERS SQUIBB PUERTO RICO, INC. SAVINGS AND INVESTMENT PROGRAM

To Trustee:

The undersigned hereby directs the Trustee to vote, in person or by proxy, at the Annual Meeting of Stockholders of Bristol-Myers Squibb Company to be held on May 1, 2001 or any adjournments thereof, all full and fractional shares of Common Stock of Bristol-Myers Squibb Company credited to my account under the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Puerto Rico, Inc. Savings and Investment Program as indicated on the reverse side.

                                 -------------------

The enclosed Notice of the 2001 Annual Meeting and Proxy Statement is being provided to you as a participant in the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program.

If you are also the owner of record of Bristol-Myers Squibb shares outside the Plans, a copy of the 2000 Annual Report has already been sent to you as a registered owner; otherwise a copy of the 2000 Annual Report is enclosed.

IF YOU HAVE PREVIOUSLY CONSENTED TO ACCESS ANNUAL REPORTS AND PROXY STATEMENTS ELECTRONICALLY, THIS MATERIAL IS NOW AVAILABLE FOR REVIEW AT:
HTTP://WWW.PROXYVOTING.COM/BMY

Participants in any of the Plans who had funds invested in a Bristol-Myers Squibb Company Common stock-based investment fund on the record date for the 2001 Annual Meeting may instruct the plan Trustee how to vote the shares attributable to their account by giving instructions via the Internet, by telephone or by returning a completed card by April 20, 2001. If you vote via the Internet or by telephone, there is no need to return this card. Shares of Common Stock for which no voting instructions are received by the Trustee by April 20, 2001 will be voted in the same proportion as the shares as to which it has received instructions.

Bristol-Myers Squibb Company urges you to VOTE TODAY.

--------------------------------------------------------------------------------

IMPORTANT         YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Stockholder Services, Third Floor, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154.

The shares represented by these Voting Instructions will be voted as directed. Where no direction is given, such shares will be voted FOR Items 1 and 2 and AGAINST Items 3 and 4.

                                                           Please mark      [x]
                                                           your vote as
                                                           indicated in
                                                           this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                              FOR    WITHHELD
                              ALL    FOR ALL                    FOR   AGAINST   ABSTAIN
1. Election of Directors      [ ]      [ ] 2. Appointment of     [ ]      [ ]    [ ]
   01 L.V. Gerstner, Jr.                      Accountants
   02 C.A. Heimbold, Jr.
   03 L. Johansson

WITHHELD FOR the following nominee(s)
only (write name(s) below):

------------------------------------

        THE BOARD OF DIRECTORS
      RECOMMENDS A VOTE "AGAINST"
          PROPOSALS 3 AND 4.

                       FOR   AGAINST   ABSTAIN
3. Annual Election     [ ]    [ ]       [ ]
   of Directors

4. Policy of Price     [ ]    [ ]       [ ]
   Restraint


Signature                                        Date
         --------------------------------------       ----------------------

-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

     Vote by Internet at our Internet Address: http://www.proxyvoting.com/bmy
            You can also access this site through the company's Intranet home page: http://home.bms.com
                                        or

  Call toll-free 1-800-840-1208 on a touch tone telephone and follow the voting instructions. There is NO CHARGE to you for this call.
                                        or

         Mark, sign and date your proxy card and return promptly in the enclosed envelope.


PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED BY THE INTERNET OR TELEPHONE.

                                                                     Appendix 4

                     [Logo] Bristol-Myers Squibb Company


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints P.R. Dolan, R.E. Allen and L.H. Glimcher, M.D., and each of them proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of the company to be held at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on May 1, 2001 at 9:45 A.M., and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

                       ANNUAL MEETING OF STOCKHOLDERS MAY 1, 2001

P R O X Y

When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR Proposals 1 and 2 and AGAINST Proposals 3 and 4. The full text of the proposals and the position of the Board of Directors on each appears in the Proxy Statement and should be reviewed prior to voting.

ADDRESS CHANGE/COMMENTS

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

IMPORTANT    YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

                                ADMISSION TICKET

                     [Logo] Bristol-Myers Squibb Company

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                              Tuesday, May 1, 2001
                                   9:45 A.M.
                                  Hotel duPont
                             11th & Market Streets
                              Wilmington, DE 19801

        NON-TRANSFERABLE                                NON-TRANSFERABLE

The Hotel duPont is located at 11th and Market Streets in downtown Wilmington, Delaware. Directions to the hotel can be obtained by calling the hotel at (302) 594-3100 or via the Internet by accessing the hotel's web site at:
HTTP://WWW.DUPONT.COM/HOTEL/MAP.HTM

Limited Complimentary Parking for stockholders attending the 2001 Annual Meeting is available at the HOTEL CAR PARK, located on Orange Street between 11th and 12th Streets approximately one block from the hotel.

         SHOW YOUR ADMISSION TICKET TO THE PARKING ATTENDANT TO RECEIVE
                             COMPLIMENTARY PARKING.

  Please note: Valet parking is also available at the Hotel duPont at your own expense.

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR Items 1 and 2 and AGAINST
Items 3 and 4.

                                                           Please mark      [x]
                                                           your vote as
                                                           indicated in
                                                           this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                              FOR    WITHHELD
                              ALL    FOR ALL                   FOR   AGAINST   ABSTAIN
1. Election of Directors      [ ]      [ ] 2. Appointment of     [ ]      [ ]    [ ]
   01 L.V. Gerstner, Jr.                      Accountants
   02 C.A. Heimbold, Jr.
   03 L. Johansson

WITHHELD FOR the following nominee(s)
only (write name(s) below):

------------------------------------


THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "AGAINST"
PROPOSALS 3 AND 4.

                       FOR   AGAINST    ABSTAIN
3. Annual Election     [ ]    [ ]        [ ]
   of Directors

                       FOR   AGAINST    ABSTAIN
4. Policy of Price     [ ]    [ ]        [ ]
   Restraint


   I consent to view future annual       [ ]
   reports and proxy statements
   on line.

   Mark this box if you have more        [ ]
   than one account and want to
   discontinue receiving multiple
   copies of future annual reports.

   I plan to attend the Annual Meeting.  [ ]

   I have noted an address change or     [ ]
   comments on the reverse side of
   this card.



Signatures                                       Date
         --------------------------------------       ----------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
-------------------------------------------------------------------------------

                         FOLD AND DETACH PROXY CARD HERE

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

     Vote by Internet at our Internet Address: http://www.proxyvoting.com/bmy
                                        or

     Call toll-free 1-800-840-1208 on a touch tone telephone and follow the voting instructions. There is NO CHARGE to you for this call.
                                        or

     Mark, sign and date your proxy card and return promptly in the enclosed envelope.


PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED BY THE INTERNET OR TELEPHONE.


Reverse side is your admission to the Annual Meeting.

                                                                     Appendix 5

                     [Logo] Bristol-Myers Squibb Company

                THE L'OREAL USA EMPLOYEE RETIREMENT SAVINGS PLAN

-------------------------------------------------------------------------------

The enclosed Notice of 2001 Annual Meeting and Proxy Statement is being provided to you as a participant in the L'Oreal USA Employee Retirement Savings Plan pursuant to regulations of the Securities and Exchange Commission.

These regulations are designed to provide you with current information regarding Bristol-Myers Squibb Company and Bristol-Myers Squibb Company Common Stock which represents the investment of the Bristol-Myers Squibb Company Stock-based fund in the L'Oreal USA Employee Retirement Savings Plan.

If you are the owner of record of Bristol-Myers Squibb shares outside the Plan, a copy of the 2000 Annual Report has already been sent to you as a registered owner; otherwise a copy of the 2000 Annual Report is enclosed.

Participants who had funds invested in the Bristol-Myers Squibb Company stock-based fund on the record date for the 2001 Annual Meeting additionally receive the opportunity to instruct the Trustee of the L'Oreal USA Employee Retirement Savings Plan how to vote the Bristol-Myers Squibb Common Stock attributable to their accounts at the 2001 Annual Meeting of Stockholders.

Since you did not have any funds invested in the Bristol-Myers Squibb Company stock-based fund in the L'Oreal USA Employee Retirement Savings Plan on the record date for the 2001 Annual Meeting, NO ACTION IS REQUIRED ON YOUR PART.

PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Stockholder Services, Third Floor, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154.

                                                                     Appendix 6


                     [Logo] Bristol-Myers Squibb Company
                           PROXY VOTING INSTRUCTIONS

                THE L'OREAL USA EMPLOYEE RETIREMENT SAVINGS PLAN

To Trustee:

The undersigned hereby directs the Trustee to vote, in person or by proxy, at the Annual Meeting of Stockholders of Bristol-Myers Squibb Company to be held on May 1, 2001 or any adjournments thereof, all full and fractional shares of Common Stock of Bristol-Myers Squibb Company credited to my account under the L'Oreal USA Employee Retirement Savings Plan as indicated on the reverse side.

                             -----------------------

The enclosed Notice of the 2001 Annual Meeting and Proxy Statement is being provided to you as a participant in the L'Oreal USA Employee Retirement Savings Plan.

If you are also the owner of record of Bristol-Myers Squibb shares outside the Plans, a copy of the 2000 Annual Report has already been sent to you as a registered owner; otherwise a copy of the 2000 Annual Report is enclosed.

Participants in any of the Plans who had funds invested in a Bristol-Myers Squibb Company Common stock-based investment fund on the record date for the 2001 Annual Meeting may instruct the plan Trustee how to vote the shares attributable to their account by giving instructions via the Internet, by telephone or by returning a completed card by April 20, 2001. If you vote via the Internet or by telephone, there is no need to return this card. Shares of Common Stock for which no voting instructions are received by the Trustee by April 20, 2001 will be voted in the same proportion as the shares as to which it has received instructions.

Bristol-Myers Squibb Company urges you to VOTE TODAY.

-------------------------------------------------------------------------------

IMPORTANT         YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Stockholder Services, Third Floor, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154.

The shares represented by this proxy will be voted as directed. Where no direction is given, such shares will be voted FOR Items 1 and 2 and AGAINST Items 3 and 4.

                                                           Please mark      [x]
                                                           your vote as
                                                           indicated in
                                                           this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

                              FOR    WITHHELD
                              ALL    FOR ALL                    FOR   AGAINST   ABSTAIN
1. Election of Directors      [ ]      [ ] 2. Appointment of     [ ]    [ ]       [ ]
   01 L.V. Gerstner, Jr.                      Accountants
   02 C.A. Heimbold, Jr.
   03 L. Johansson

WITHHELD FOR the following nominee(s)
only (write name(s) below):

------------------------------------


THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "AGAINST"
PROPOSALS 3 AND 4.

                       FOR   AGAINST    ABSTAIN
3. Annual Election     [ ]    [ ]        [ ]
   of Directors

                       FOR   AGAINST    ABSTAIN
4. Policy of Price     [ ]    [ ]        [ ]
   Restraint


Signature                                        Date
         --------------------------------------       ----------------------
-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

    Vote by Internet at our Internet Address: http://www.proxyvoting.com/bmy
                                        or

    Call toll-free 1-800-840-1208 on a touch tone telephone and follow the voting instructions. There is NO CHARGE to you for this call.
                                        or

    Mark, sign and date your proxy card and return promptly in the enclosed envelope.


PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED BY THE INTERNET OR TELEPHONE.